Biological assets (Tables)	12 Months Ended
Dec. 31, 2017
Biological assets.
Schedule of changes in the biological assets

	2017	2016

At the beginning of the year	4,351,641	4,114,998

Additions	1,733,733	1,538,029
Harvests in the year (depletion)	(1,472,648)	(1,086,973)
Change in fair value - step up	(326,349)	(212,248)
Disposals / provision for disposals	(33,369)	(2,165)

At the end of the year	4,253,008	4,351,641

Summary of inputs used to estimate the fair value of biological assets

	2017	2016

Planted area (hectare)(*)	486,393	469,100
Average annual growth (IMA) - m3/hectare	36.3	38.5
Remuneration of own contributory assets - %	6.0	5.9
Discount rate - %	6.91	7.18

(*)It includes 188,622 hectares of forests under two years, that are valued at cost, as at December 31, 2017 (143,336 hectares as at December 31, 2016).

Schedule of gains (losses) from fluctuations in valuation inputs
	2017	2016

Physical changes	(264,535)	(246,009)
Prices	(61,814)	33,761

	(326,349)	(212,248)